Filed Pursuant to Rule 497(a)

File No. 333-190850

Rule 482ad

Prospect Capital Corporation Prices Public Offering of $300 Million 5.000% Senior Unsecured Notes Due 2019

NEW YORK — (Marketwired) — April 2, 2014 — Prospect Capital Corporation (NASDAQ: PSEC, “Prospect” or “Company”) announced today that it has priced a public offering of $300 million in aggregate principal amount of its 5.000% senior unsecured notes due 2019 (the “Notes”), inclusive of $45 million of previously issued notes exchanged for the Notes. The Notes will mature on July 15, 2019, and may be redeemed, in whole or in part, at Prospect’s option at any time, or from time to time, at par plus a “make-whole” premium. The Notes will bear interest at a rate of 5.000% per year payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014.  The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about April 7, 2014.

Barclays Capital Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and UBS Securities LLC are acting as lead book-running managers for the offering. BNP Paribas Securities Corp. is acting as passive book-running manager for the offering. BMO Capital Markets Corp. is acting as lead manager and BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc., KeyBanc Capital Markets Inc. and Mitsubishi UFJ Securities (USA), Inc. are acting as co-managers for the offering.

Prospect expects to use the net proceeds from the sale of the Notes to pay down the outstanding balance on its credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The preliminary prospectus supplement dated March 31, 2014 and the accompanying prospectus dated October 15, 2013, each of which has been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847); Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; RBC Capital Markets, LLC, 3 WFC 200 Vesey Street New York, NY 10281 Attn: Prospectus Department, tel: 866-375-6829, email: RBCNYFixedIncomeProspectus@rbccm.com; and UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Specialist, tel: 877-827-6444, ext. 561 3884.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation (www.prospectstreet.com) is a business development company that focuses on lending to and investing in private businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking  statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer

grier@prospectstreet.com

(212) 448-9577